Japan Smaller Capitalization Fund, Inc.

180 Maiden Lane     New York, N.Y. 10038-4936

Telephone
							(800) 833-0018

EXHIBITS 77 Q3 (a) (i) & (ii)


 Evaluation of disclosure controls and procedures.

 	The registrant's principal executive officer and principal financial and accounting officer, after evaluating the effectiveness of the registrant's disclosure controls and procedures
 (as defined in Rule 30a-2 under the Investment Company Act of
 1940, as amended) as of a date within ninety days of the filing date of this Form N-SAR, have concluded that the registrant's disclosure controls and procedures are adequate and effective.




 Changes in internal controls.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, nor were there any significant deficiencies or material weaknesses in the registrant's internal controls.
 As a result, no corrective actions were required or undertaken.




























Japan Smaller Capitalization Fund, Inc.

180 Maiden Lane     New York, N.Y. 10038-4936

      Telephone
							(800) 833-0018

CERTIFICATIONS
					          77 Q3 (a) (iii)


I, Rita Chopra-Brathwaite, certify that:

1. I have reviewed this report on Form N-SAR of Japan
Smaller Capitalization Fund, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements
made,
 in light of the circumstances under which such statements were made, at misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

(a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

(c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the
Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors
 (or persons performing the equivalent functions):

(a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

(b) any fraud, whether or not material,
 that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: April 24, 2003				/s/ Rita Chopra-Brathwaite			Rita Chopra-Brathwaite
		Treasurer


Japan Smaller Capitalization Fund, Inc.

180 Maiden Lane     New York, N.Y. 10038-4936

       Telephone
								(800) 833-0018

CERTIFICATIONS
					         77 Q3 (a) (iii)



I, Kazuhiko Hama, certify that:

1. I have reviewed this report on Form N-SAR of Japan Smaller Capitalization Fund, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, at misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying
officers and I are responsible for establishing and maintaining disclosure controls and procedures
 (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

(a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

(c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;


5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

(b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: April 24, 2003    													/s/ Kazuhiko Hama	Kazuhiko Hama
     												President